Significant Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions and Dispositions
Significant Acquisitions and Dispositions
Acquisitions and dispositions for the periods presented were completed in accordance with our strategy to reposition our investment concentration among product types and further diversify our geographic presence. With the exception of certain properties that have been sold or classified as held for sale, the results of operations for all acquired properties have been included in continuing operations within our consolidated financial statements since their respective dates of acquisition.

2013 Acquisitions
We acquired 17 operating properties during the year ended December 31, 2013. These acquisitions consisted of one industrial property in South Florida, one industrial property in Chicago, Illinois, three industrial properties in Central and Southern New Jersey, three industrial properties in Southern California, two industrial properties in Central California, one industrial property in Houston, Texas, one industrial property near Kansas City, Missouri, one industrial property near St. Louis, Missouri, two industrial properties in Northeast and Central Pennsylvania, one industrial property near Indianapolis, Indiana and one medical office property in Central Florida. The following table summarizes the fair value of amounts recognized for each major class of asset and liability (in thousands) for these acquisitions:

Real estate assets	$488,294
Lease-related intangible assets	67,167
Total acquired assets	555,461
Secured debt	103,638
Below market lease liability	2,153
Other liabilities	2,201
Total assumed liabilities	107,992
Fair value of acquired net assets	$447,469

The leases in the acquired properties had a weighted average remaining life at acquisition of approximately 7.9 years.
We have included $24.7 million in rental revenues, $1.4 million in rental expenses and $3.6 million in real estate taxes in continuing operations during 2013 for these properties since their respective dates of acquisition.

2012 Acquisitions

We acquired 37 operating properties during the year ended December 31, 2012. These acquisitions consisted of three industrial properties near Chicago, Illinois, two industrial properties in Columbus, Ohio, one industrial property in Southern California, two industrial properties in Northern California, one industrial property in Atlanta, Georgia, one industrial property in Houston, Texas and 27 medical office properties in various markets. The following table summarizes our allocation of the fair value of amounts recognized for each major class of asset and liability (in thousands) for these acquisitions:

Real estate assets	$668,149
Lease-related intangible assets	111,509
Other assets	5,714
Total acquired assets	785,372
Secured debt	100,826
Other liabilities	11,928
Total assumed liabilities	112,754
Fair value of acquired net assets	$672,618

The leases in the acquired properties had a weighted average remaining life at acquisition of approximately 8.8 years.

We have included $28.5 million in rental revenues, $3.6 million in rental expenses and $3.8 million in real estate taxes in continuing operations during 2012 for these properties since their respective dates of acquisition.

Fair Value Measurements
The fair value estimates used in allocating the aggregate purchase price of each acquisition among the individual components of real estate assets and liabilities were determined primarily through calculating the "as-if vacant" value of each building, using the income approach, and relied significantly upon internally determined assumptions. We have determined these estimates to have been primarily based upon Level 3 inputs, which are unobservable inputs based on our own assumptions. The range of most significant assumptions utilized in making the lease-up and future disposition estimates used in calculating the "as-if vacant" value of each building acquired during 2013 and 2012 are as follows:

	2013		2012
	Low	High	Low	High
Discount rate	6.49%	9.67%	7.13%	10.78%
Exit capitalization rate	5.09%	7.67%	5.75%	8.88%
Lease-up period (months)	12	24	6	36
Net rental rate per square foot - Industrial	$2.90	$8.28	$2.75	$7.62
Net rental rate per square foot - Medical Office	$18.00	$18.00	$13.20	$26.14

Acquisition-Related Activity
The acquisition-related activity in our consolidated Statements of Operations and Comprehensive Income consisted of transaction costs for completed acquisitions, which are expensed as incurred, as well as gains or losses related to acquisitions where we had a pre-existing non-controlling ownership interest. Acquisition-related activity for the years ended December 31, 2013, 2012 and 2011 includes transaction costs of $4.1 million, $4.2 million and $2.3 million, respectively. In 2013 and 2011, we recognized gains of $962,000 and $1.1 million, respectively, related to acquisitions of properties from unconsolidated joint ventures.
Dispositions
We disposed of income-producing real estate assets and undeveloped land and received net cash proceeds of $740.0 million, $138.1 million and $1.57 billion in 2013, 2012 and 2011, respectively.
Included in the building dispositions in 2013 is the sale of 18 medical office properties in various markets, which totaled 1.1 million square feet and were sold for $285.9 million. The properties sold were in markets, or were associated with health systems, where we did not believe there to be significant future growth potential.
During the year ended December 31, 2013, 19 office properties and one industrial property were sold from certain of our unconsolidated joint ventures for which our capital distributions totaled $92.3 million. Our share of gains from joint venture property sales, which are included in equity in earnings, related almost entirely to these sales and totaled $51.2 million.
Included in the building dispositions in 2011 is the sale of substantially all of our wholly-owned suburban office real estate properties in Atlanta, Chicago, Columbus, Dallas, Minneapolis, Orlando and Tampa, consisting of 79 buildings that had an aggregate of 9.8 million square feet, to affiliates of Blackstone Real Estate Partners. The sales price was approximately $1.06 billion which, after settlement of certain working capital items and the payment of applicable transaction costs, was received in a combination of approximately $1.02 billion in cash and the assumption by the buyer of mortgage debt with a face value of approximately $24.9 million.
Also included in the building dispositions in 2011 is the sale of 13 suburban office buildings, totaling over 2.0 million square feet, to an existing 20%-owned unconsolidated joint venture. These buildings were sold to the unconsolidated joint venture for an agreed value of $342.8 million, of which our 80% share of proceeds totaled $273.7 million.
All other dispositions were not individually material.